Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER

PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Edward T. Colligan, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Palm, Inc. on Form 10-Q for the fiscal quarter ended August 29, 2008 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of Palm, Inc.

Date: October 2, 2008	By:	/S/ EDWARD T. COLLIGAN
	Name:	Edward T. Colligan
	Title:	President and Chief Executive Officer

I, Andrew J. Brown, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Palm, Inc. on Form 10-Q for the fiscal quarter ended August 29, 2008 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of Palm, Inc.

Date: October 2, 2008	By:	/S/ ANDREW J. BROWN
	Name:	Andrew J. Brown
	Title:	Senior Vice President and Chief Financial Officer